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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT:  MARCH 8, 1996

                            FIRST FINANCIAL BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        COMMISSION FILE NUMBER : 0-12499

               CALIFORNIA                                94-28222858
      (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)

  701 SOUTH HAM LANE, LODI, CALIFORNIA                      95242
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (209)-367-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       NA
                (FORMER NAME OR IF CHANGED SINCE LAST REPORT.)
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ITEM 5.    OTHER EVENTS

  CASH DIVIDEND

  Please refer to Exhibit 99 which contains the First Financial Bancorp press release regarding earnings for the year ended December 31, 1995.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  Exhibits
  --------
  (99) Press release dated March 8, 1996

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      First Financial Bancorp
                                      -----------------------


Date March 8, 1996                    /s/ David M. Philipp
     -------------                    --------------------
                                      David M. Philipp
                                      Senior Vice-President & CFO
                                      Corporate Secretary

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